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                                                                 EXHIBIT 10.12


                           INDEMNIFICATION AGREEMENT



          This INDEMNIFICATION AGREEMENT, dated this 9th day of April, 1997 (the "Agreement"), by and among Ameriquest Technologies, Inc., a Delaware corporation (the "Corporation"); Computer 2000 AG, a German corporation ("Computer 2000"); and Dr. Harry Krischik (the "Indemnitee").



                             W I T N E S S E T H :


          WHEREAS, it is essential to the Corporation to retain and attract as directors and officers the most capable persons available;

          WHEREAS, Computer 2000 is the owner of all of the issued and outstanding shares of common stock of Computer 2000, Inc., a Delaware corporation;

          WHEREAS, Computer 2000, Inc. is the owner of 38,935,429 of the 67,047,392 shares of common stock of the Corporation which are outstanding on the date hereof;

          WHEREAS, the Corporation and Computer 2000 have agreed to perform certain indemnification obligations arising hereunder as specified herein;

          WHEREAS, the Corporation, Computer 2000 and the Indemnitee recognize the risk of litigation and other claims being asserted against directors and officers of corporations;

          WHEREAS, the Corporation's certificate of incorporation (the "Certificate") provides that the Corporation shall indemnify its directors and officers to the fullest extent permitted by law and shall advance expenses in connection therewith, and the Indemnitee's willingness to serve as an officer or director of the Corporation is based in part on the Indemnitee's reliance on such provisions; and

          WHEREAS, in recognition of the Indemnitee's need for substantial protection against personal liability in order to enhance the Indemnitee's continued service to the Corporation in an effective manner, and the Indemnitee's reliance on the aforesaid provisions of the Certificate, and in part to provide the Indemnitee with specific contractual assurance that the protection promised by such provisions shall be available to the Indemnitee, the Corporation wishes to provide in this Agreement to the fullest extent permitted by the General Corporation Law of the State of Delaware (the "DGCL") for the indemnification of and the advancement of expenses to the Indemnitee as set forth in this Agreement, and, to the extent insurance is maintained by the Corporation, for the continued coverage of the Indemnitee under the Corporation's directors' and officers' liability insurance policies.
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          NOW, THEREFORE, in consideration of the mutual agreements herein set forth, the parties hereto hereby agree as follows:

     1.   Certain Definitions.

          (a) Claim. The term "Claim" shall mean any threatened, pending or completed Proceeding, or any inquiry or investigation that the Indemnitee in good faith believes might lead to the institution of any Proceeding.

          (b) Indemnifiable Event. The term "Indemnifiable Event" shall mean any actual or asserted event or occurrence related to the fact that the Indemnitee is or was a director, officer, employee, agent, or fiduciary of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, trustee, agent, or fiduciary of another corporation, partnership, joint venture, employee benefit plan, trust, or other entity, or anything done or not done by the Indemnitee in any such capacity.

          (c) Indemnifiable Expenses. The term "Indemnifiable Expenses" shall mean any and all costs, charges and expenses, including, without limitation, attorneys' fees and other fees, expenses in connection with the investigation, defense or appeal of any Proceeding, judgments, fines and amounts paid in settlement (including all interest, assessments and other charges paid or payable in connection with or in respect of any such attorneys' fees and other fees and expenses, judgments, fines or amounts paid in settlement) actually and reasonably incurred by the Indemnitee in connection with a Claim or, any appeal therefrom.

          (d) Proceeding. The term "Proceeding" shall mean any threatened, pending or completed action, suit or other proceeding, whether civil, criminal, administrative, investigative or of any other type whatsoever.


     2.   Basic Indemnification Arrangement.

          (a) In the event the Indemnitee becomes a party to or other participant in, or is threatened to be made a party to or other participant in, a Claim by reason of (or arising in whole or in part out of) an Indemnifiable Event, the Corporation and Computer 2000, jointly and severally, shall indemnify the Indemnitee to the fullest extent permitted by law against Indemnifiable Expenses if the Indemnitee acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal Proceeding or investigation, had no reasonable cause to believe his conduct was unlawful.

     (b) In the event the Indemnitee becomes a party to or other participant in, or is threatened to be made a party to or other participant in, a Claim by or in the right of the Corporation to procure a judgment in its favor by reason of (or arising in whole or in part out of) an Indemnifiable Event, the Corporation and Computer 2000, jointly and


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severally, shall indemnify the Indemnitee to the fullest extent permitted by law against Indemnifiable Expenses actually and reasonably incurred by the Indemnitee in connection with such Claim or any appeal therefrom, if the Indemnitee acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, except that no indemnification shall be made in respect of any such Claim as to which the Indemnitee shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the court in which such Proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, the Indemnitee is fairly and reasonably entitled to indemnity for such Indemnifiable Expenses which the Court of Chancery or such other court shall deem proper.

     (c) To the extent that the Indemnitee has been successful on the merits or otherwise, including, without limitation, the dismissal of an action without prejudice, in defense of any Claim referred to in Sections 2(a) or 2(b) hereof, the Indemnitee shall be indemnified against Indemnifiable Expenses actually and reasonably incurred by him in connection therewith.

     (d) Subject to Section 3(a), any indemnification under Section 2(a) or 2(b), unless ordered by a court, shall be made by the Corporation or Computer 2000 only as authorized in the specific case upon a determination that indemnification of the Indemnitee is proper in the circumstances because the Indemnitee has satisfied the applicable standard set forth in Section 2(a) or 2(b), as the case may be. Such determination shall be made:

          (i) by the Board of Directors of the Corporation (the "Board") by a majority vote of a quorum consisting of directors who were not parties to such Proceeding;

          (ii) if such a quorum of disinterested directors is not available or if such disinterested directors so direct, by independent legal counsel (designated in the manner provided below in this Section 2(d)) in a written opinion; or

          (iii) by the common stockholders of the Corporation entitled to vote at the election of directors (the "Stockholders") by a majority vote of Stockholders present at a meeting at which a quorum is present.

Independent legal counsel shall be designated by vote of a majority of the disinterested directors; provided, however, that if the Board is unable or fails to so designate, such designation shall be made by the Indemnitee subject to the approval of the Corporation and Computer 2000, which approval shall not be unreasonably withheld. Independent legal counsel shall not be any person or firm who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Corporation, Computer 2000 or the Indemnitee in an action to determine the Indemnitee's rights under this Agreement. The Corporation and Computer 2000, jointly and severally, agree to pay the reasonable fees and expenses of such independent legal counsel and to

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indemnify fully such counsel against costs, charges and expenses, including, without limitation, attorneys' fees and other fees and expenses, actually and reasonably incurred by such counsel in connection with this Agreement or the opinion of such counsel pursuant hereto.

        (e) All Indemnifiable Expenses incurred by the Indemnitee in connection with a Claim shall be paid by the Corporation or Computer 2000 in advance of the final disposition of such Claim in the manner prescribed by Section 3(b) hereof.

     3. Certain Procedures Relating to Indemnification and Advancement of Expenses.

        (a) Except as otherwise permitted or required by the DGCL, for purposes of pursuing any rights to indemnification under Section 2(a) or 2(b) hereof, as the case may be, the Indemnitee may, but shall not required to, (i) submit to the entity making the determination whether the Indemnitee is entitled to indemnification (the "Determining Entity") a written statement of request for indemnification stating that he is entitled to indemnification hereunder and the basis for asserting such a Claim for indemnification; and (ii) present to the Corporation reasonable evidence of all Indemnifiable Expenses for which payment is requested. Submission of such a written statement to the Determining Entity shall create a presumption that the Indemnitee is entitled to indemnification under Section 2(a) or 2(b) hereof, as the case may be, and the Determining Entity shall be deemed to have determined that the Indemnitee is entitled to such indemnification unless within 30 calendar days after receipt of such written statement the Determining Entity shall determine (i) in the case of a determination made by the Board, by a vote of a majority of the directors who are not parties to such Proceeding, at a meeting at which a quorum is present,
(ii) in the case of a determination made by independent legal counsel, in its judgment, or (iii) in the case of a determination made by the Stockholders, by a vote of a majority of the common Stockholders entitled to vote at the election of directors present at a meeting of Stockholders entitled to vote thereon at a meeting at which a quorum is present in each case based upon clear and convincing evidence (sufficient to rebut the foregoing presumption) that the Indemnitee is not entitled to indemnification and the Indemnitee shall have received notice within such 30 calendar day period in writing of such determination that the Indemnitee is not so entitled to indemnification. The notice to the Indemnitee specified in the preceding sentence shall disclose with particularity the evidence in support of the Determining Entity's determination. The provisions of this Section 3(a) are intended to be procedural only and shall not affect the right of the Indemnitee to indemnification under this Agreement.

        (b) For purposes of determining whether to authorize advancement of Indemnifiable Expenses pursuant to Section 2(c) hereof, the Indemnitee shall submit to the Board and Computer 2000 a sworn statement of request for advancement of expenses (the "Undertaking"), averring that (i) he has reasonably incurred or shall reasonably incur actual Indemnifiable Expenses in connection with a Claim and (ii) he undertakes to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the


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Corporation under this Agreement or otherwise. Upon receipt of an Undertaking, the Board or Computer 2000 shall within 10 calendar days authorize immediate payment of the Indemnifiable Expenses stated in the Undertaking, whereupon such payments shall immediately be made by the Corporation or Computer 2000. No security shall be required in connection with any Undertaking and any Undertaking shall be accepted without reference to the Indemnitee's ability to make repayment.

     (c) If, at the time of the receipt of the written statement of request for indemnification described in clause (b)(i) above the Corporation maintains an insurance policy or policies providing directors' and officers' liability insurance, the Corporation shall promptly give prompt notice of the commencement of a Proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Corporation shall thereafter use its reasonable best efforts to cause such insurers to pay on behalf of the Indemnitee, or to reimburse the Corporation for amounts paid on behalf of the Indemnitee, all amounts payable as a result of such Proceeding in accordance with the terms of such policies.

     (d) The Indemnitee hereby agrees that if the Corporation maintains directors' and officers' liability insurance at the time of the commencement of a Proceeding for which the Indemnitee may be entitled to indemnification hereunder, he will give the Corporation and/or Computer 2000 full cooperation in order that payments may be made on behalf of the Indemnitee by the insurer or insurers or that the Corporation or Computer 2000, as the case may be, may be reimbursed by such insurer or insurers, for amounts paid on behalf of the Indemnitee, in each case, in accordance with the terms of such insurance policies. The Indemnitee further agrees to give the insurer or insurers full cooperation and such information as it or they may require and to use his best efforts as an insured director or officer thereunder to comply with the terms and conditions of such policies.

     4. Partial Indemnity, Etc. If the Indemnitee is entitled under any provision of this Agreement to indemnification by the Corporation and Computer 2000, jointly and severally, for some or a portion of the expenses, judgments, fines and amounts paid in settlement of a Claim but not, however, for all of the total amount thereof, the Corporation and Computer 2000, jointly and severally, shall nevertheless indemnify the Indemnitee for the portion thereof to which the Indemnitee is entitled.

     5. No Presumption. For purposes of this Agreement, the termination of any Claim by judgment, order, settlement (whether with or without court approval), or conviction, or upon a plea of nolo contendere or its equivalent, shall not create a presumption that the Indemnitee did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law.


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     6.   Joint and Several Liability.

          (a) If the Corporation shall fail to comply with any of its obligations to indemnify the Indemnitee, as provided in this Agreement, Computer 2000 shall indemnify the Indemnitee as provided in this Agreement to the fullest extent permitted by any applicable law against any Indemnifiable Expenses in connection with any Claim or Proceeding, or any appeal therefrom, as a result of the Corporation's failure to perform this Agreement or any provision thereof, in which case all references to the obligations of "the Corporation" herein shall be deemed to refer to Computer 2000, and Computer 2000 and the Corporation shall be jointly and severally obligated to fulfill all such obligations under this Agreement.

          (b) The Corporation and Computer 2000, jointly and severally, shall indemnify the Indemnitee against all expenses reasonably incurred by the Indemnitee in connection with any Proceeding involving the interpretation or enforcement of the rights of the Indemnitee under this Agreement, unless a court of competent jurisdiction finds that each of the material claims and/or defenses of the Indemnitee in any such Proceeding was frivolous or not made in good faith.

     7.   Non-Exclusivity and Severability.

          (a) The rights of the Indemnitee hereunder shall be in addition to any other rights the Indemnitee may have under the Certificate, the by-laws of the Corporation (the "By-Laws") or the DGCL or otherwise; provided, however, that to the extent that the Indemnitee otherwise would have any greater right to indemnification under any provision of the Certificate or By-Laws as in effect on the date hereof, the Indemnitee shall be deemed to have such greater right hereunder; and, provided further, that to the extent that any change is made to the DGCL (whether by legislative action or judicial decision), to the Certificate and/or to the By-Laws that provides the Indemnitee any greater right to indemnification than that provided under this Agreement as of the date hereof, the Indemnitee shall be deemed to have such greater right hereunder. The Corporation shall not adopt any amendment to the Certificate or the By-Laws the effect of which would be to deny, diminish or encumber the Indemnitee's right to indemnification under the Certificate, the By-Laws, the DGCL, or otherwise as applied to any act or failure to act occurring in whole or in part prior to the date upon which the amendment was approved by the Corporation's Board of Directors and/or its Stockholders, as the case may be.

          (b) If any provision of this Agreement or the application of any provision hereof to any person or circumstance is held invalid, unenforceable or otherwise illegal, the remainder of this Agreement and the application of such provision to any other person or circumstance shall not be affected, and the provision so held to be invalid, unenforceable or otherwise illegal shall be reformed to the extent (and only to the extent) necessary, to make it enforceable, valid or legal.


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  8. Liability Insurance.

     (a) The Corporation shall use its reasonable best efforts to maintain in effect a policy of directors' and officers' liability insurance on such terms and conditions of at least the same coverage and amounts as currently in existence.

     (b) To the extent the Corporation maintains an insurance policy or policies providing directors' and officers' liability insurance, the Indemnitee shall be covered by such policy or policies, in accordance with its or their terms, to the maximum extent of the coverage available for any Corporation director or officer. The limits on coverage under any such policy shall not limit the liability of the Corporation under this Agreement. Nothing in this Agreement shall affect the rights of the Corporation, Computer 2000 or the Indemnitee under any such policy.

  9. Allowance for Compliance with Commission Requirements. The Indemnitee acknowledges that the U.S. Securities and Exchange Commission (the "Commission") has stated that indemnification of directors and officers from liabilities under the Securities Act of 1933 (the "Act") is against public policy as expressed in the Act and is, therefore, unenforceable. The Indemnitee hereby acknowledges and agrees that it shall not be a breach of this Agreement for the Corporation to undertake with the Commission in connection with the registration for sale of any shares or other securities of the Corporation from time to time that, in the event a claim for indemnification against such liabilities (other than the Payment by the Corporation of expenses incurred or paid by a director or officer of the Corporation in the successful defense of any Proceeding) is asserted in connection with such shares or other securities being registered, the Corporation shall, unless in the opinion of its counsel the matter has been settled by controlling precedent submit to a court of competent jurisdiction the question of whether or not such indemnification by the Corporation is against public policy as expressed in the Act and the Corporation shall be governed by the final adjudication of such issue. The Indemnitee further agrees that such submission to a court of competent jurisdiction shall not be a breach of this Agreement.

  10. Subrogation. In the event a payment is made by the Corporation or Computer 2000 under this Agreement, the Corporation or Computer 2000, as the case may be, shall be subrogated to the extent of such payment to all of the related rights of recovery of the Indemnitee against other persons or entities. The Indemnitee shall execute all papers reasonably required and shall do everything that may be reasonably necessary to secure such rights and enable the Corporation or Computer 2000, as the case may be, effectively to bring suit to enforce such rights, including all of the Indemnitee's reasonable costs and expenses, including attorneys' fees and disbursements, to be reimbursed by, or at the option of the Indemnitee advanced by, the Corporation or Computer 2000, as the case may be.

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     11.  No Duplication of Payments.  Neither the Corporation nor Computer
2000 shall be liable under this Agreement to make any payment in connection with any Claim made against the Indemnitee to the extent the Indemnitee has otherwise actually received payment of any amounts otherwise indemnifiable hereunder (i) from the Corporation, Computer 2000 or under any insurance policy obtained by the Corporation or Computer 2000 or any of their affiliates, (ii) under the certificate of incorporation or by-laws or other constituent document of the Corporation or Computer 2000 or any of their affiliates, or (iii) any other agreement with the Corporation or Computer 2000 or any of their affiliates.

     12. Exceptions. Any other provision herein to the contrary notwithstanding, the Corporation and Computer 2000, jointly and severally, shall not be obligated:

          (a) to indemnify or advance expenses to the Indemnitee with respect to any Proceeding or Claim initiated or brought voluntarily by the Indemnitee, except with respect to proceedings (i) specifically authorized by the Board or
(ii) brought to establish or enforce a right to indemnification and/or advancement of expenses under this Agreement, under the certificate of incorporation or by-laws of the Corporation, or any statute or law;

          (b) to indemnify the Indemnitee hereunder for any amounts paid in settlement of a proceeding unless the Corporation and Computer 2000 consent in advance in writing to such settlement;

          (c) to indemnify the Indemnitee if a final decision by a court having jurisdiction in the matter shall determine that such indemnification is not lawful;

          (d) to indemnify the Indemnitee for any acts or omissions or transactions from which an officer or director may not lawfully be indemnified under the DGCL;

          (e) to indemnify the Indemnitee for any expenses incurred by the Indemnitee with respect to any Proceeding instituted by Indemnitee to enforce or interpret this Agreement if a court of competent jurisdiction finds that each of the material claims and/or defenses of the Indemnitee in any such Proceeding was frivolous or not made in good faith; or

          (f) to indemnify the Indemnitee for expenses and the payment of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended, or any similar successor statute.

     13.  Successors and Binding Agreement.

          (a) The Corporation and Computer 2000 shall use reasonable efforts to require any successor (whether direct or indirect, by purchase, merger, consolidation, reorganization or otherwise) to all or substantially all of the business or assets of the Corporation or Computer 2000, as the case may be, by agreement in form and substance


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satisfactory to the Indemnitee, expressly to assume and agree to perform this
Agreement in the same manner and to the same extent the Corporation or Computer 2000, as the case may be, would be required to perform if no such succession had taken place. This Agreement shall be binding upon and inure to the benefit of the Corporation and Computer 2000 and any successor to the Corporation or Computer 2000, as the case may be, including, without limitation, any person acquiring directly or indirectly all or substantially all of the business or assets of the Corporation or Computer 2000, as the case may be, whether by purchase, merger, consolidation, reorganization or otherwise (and such successor shall thereafter be deemed the "Corporation" or "Computer 2000," as the case may be, for purposes of this Agreement), but this Agreement shall not otherwise be assignable, transferable or delegatable by the Corporation or Computer 2000.

          (b) This Agreement shall inure to the benefit of and be enforceable by the Indemnitee's personal or legal representatives, executors, administrators, successors, heirs, distributees and legatees.

          (c) This Agreement is personal in nature and neither of the parties hereto may, without the consent of the other, assign, transfer or delegate this Agreement or any rights or obligations hereunder except as expressly provided in Sections 13(a) and 13(b). Without limiting the generality or effect of the foregoing, the Indemnitee's right to receive payments hereunder shall not be assignable, transferable or delegatable, whether by pledge, creation of a security interest, or otherwise, other than by a transfer by the Indemnitee's will or by the laws of descent and distribution and, in the event of any attempted assignment or transfer contrary to this Section 13(c), the Corporation shall have any liability to pay any amount so attempted to be assigned, transferred or delegated.

     14. Notices. For all purposes of this Agreement, all communications, including, without limitation, notices, consents, requests or approvals, required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given when hand delivered or dispatched by electronic facsimile transmission (with receipt thereof orally confirmed), or five calendar days after having been mailed by United States registered or certified mail, return receipt requested, postage prepaid, or one business day after having been sent for next-day delivery by a nationally recognized overnight courier service such as Federal Express, UPS or Purolator, addressed to the Corporation, to the attention of the President of the Corporation, at its principal executive office, to Computer 2000, to the attention of the President of Computer 2000, at its principal executive office, and to the Indemnitee at the Indemnitee's principal residence as shown in the Corporation's most current records, or to such other address as any party may have furnished to the others in writing and in accordance herewith, except that notices of changes of address shall be effective only upon receipt.

     15. Governing Law. The validity, interpretation, construction and performance of this Agreement shall be exclusively governed by and construed in accordance with the

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internal laws of the State of Delaware without reference to its conflicts of law rules or principles.

     16. Consent to Jurisdiction. The Indemnitee, the Corporation and Computer 2000 each hereby irrevocably consents to the jurisdiction of the courts of the State of Delaware for all purposes in connection with any action or proceeding which arises out of or relates to the enforcement of this Agreement, but not for any other purpose.

     17. Entire Agreement, Amendments. No provision of this Agreement may be waived, modified or discharged unless such waiver, modification or discharge is agreed to in writing signed by the Indemnitee, the Corporation and Computer 2000. No waiver by any party hereto at any time of any breach by another party hereto or compliance with any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreement or representation, oral or otherwise, expressed or implied with respect to the subject matter hereof have been made by any party which is not set forth expressly in this Agreement.

     18. Section Headings. The Section headings of this Agreement are included for purposes of convenience only and shall not affect in any way the construction or interpretation of any of the provisions of the Agreement.

     19. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same agreement.



                     (This Space Intentionally Left Blank)


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      IN WITNESS WHEREOF, the parties hereto have executed this Indemnification
Agreement as of the date first above written.




                                          INDEMNITEE


                                          By: /s/ Dr. Harry Krischik
                                             ------------------------------
                                          Name:   Dr. Harry Krischik



                                          AMERIQUEST TECHNOLOGIES, INC.


                                          By: /s/ Michael Dressen
                                             ------------------------------
                                          Name:   Michael Dressen
                                          Title:  President


                                          COMPUTER 2000 AG


                                          By: /s/ Walter Von Szezytnicky
                                             ------------------------------
                                          Name:   Walter Von Szezytnicky
                                          Title:  Co-President


                                          By: /s/ Dieter Block
                                             ------------------------------
                                          Name:   Dieter Block
                                          Title:  Co-President